UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2022

INTELGENX TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-31187	87-0638336
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6420 Abrams
 St- Laurent, Quebec, Canada H4S 1Y2
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (514) 331-7440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.00001 par value	IGXT	OTCQB
	IGX	TSX Venture Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

IntelGenx Technologies Corp. (the "Company" or "IntelGenx") held its Annual Meeting of Shareholders on May 10, 2022 (the "Annual Meeting"), in a virtual-only format, for those who were shareholders of the Company at the close of business on March 17, 2022 (the "Record Date"), pursuant to notice and proxy materials duly communicated to them.  As of the Record Date, there were 154,651,290 shares outstanding of the Company's common stock at $0.00001 par value (the "IntelGenx Common Stock").  At the 2022 Annual Meeting, shareholders as of the Record Date holding 105,395,585 shares (68.15%) of the IntelGenx Common Stock were present at the virtual meeting or per proxy.  Each such shareholder was entitled to one vote for each share of the IntelGenx Common Stock held on the Record Day.

At the 2022 Annual Meeting, the following matters were submitted to votes of the Company's shareholders:

(i) the election of eight directors,

(ii) the ratification of Richter LLP as the Company's independent auditors for the fiscal year ending December 31, 2022,

(iii) the advisory vote on executive compensation,

(iv) to pass an ordinary resolution (in the form included in the Proxy Statement (as defined below)), to ratify and approve amendments to the Company's 2016 Stock Option Plan.

(i) The following votes were received at the 2022 Annual Meeting from the shareholders for the election of eight directors to serve until the 2023 Annual Meeting of Shareholders or until their respective successors are elected or appointed:

Name of Nominee	For	Against	Abstain	Broker Non-Votes
Horst G. Zerbe, Ph.D.	68,685,849	6,074,953	951,710	29,683,073
J. Bernard Boudreau	71,255,057	3,635,991	821.464	29,683,073
Bernd J. Melchers	70,820,471	4,081,537	810,504	29,683,073
Clemens Mayr	70,926,187	3,909,281	877,044	29,683,073
Mark Nawacki	71,074,905	3,827,603	810,004	29,683,073
Frank Stegert	71,535,643	3,367,945	808.924	29,683,073
Srinivas Rao, Ph.D.	72,175,809	2,728,699	808,004	29,683,073
Monika Trzcinska	72,058,720	2,850,078	803,714	29,683,073

(ii) The following votes were received at the 2022 Annual Meeting from the shareholders to ratify the appointment of Richter LLP as the Company's registered independent auditors for the fiscal year ending December 31, 2022, and such appointment was approved:

For	Against	Abstain	Broker Non-Votes
102,180,984	2,127,065	1,087,536	0

(iii) The following votes were received at the 2022 Annual Meeting from the shareholders to approve (on an advisory basis) the compensation of the named executive officers, as disclosed in the Proxy Statement ("say on pay"), and such compensation was approved:

For	Against	Abstain	Broker Non-Votes
66,937,098	7,950,683	824,731	29,683,073

(iv) The following votes were received at the 2022 Annual Meeting from the shareholders to pass an ordinary resolution (in the form included in the Proxy Statement), ratifying and approving amendments to the Company's 2016 Stock Option Plan:

For	Against	Abstain	Broker Non-Votes
53,474,533	9,823,792	1,597,957	29,683,073

As disclosed in the Proxy Statement, 10,816,230 shares of common stock held directly or indirectly by insiders of the Company that are eligible to participate in the 2022 Amended and Restated Stock Option Plan and their associates, were deducted from the total 64,290,763 FOR votes cast.

No other matters were submitted to or voted on by the shareholders.

Further information concerning the matters voted upon at the 2022 Annual Meeting, as well as the required approval threshold and the effect of broker non-votes, withheld votes and absentations on each vote, is contained in the Company's proxy statement, dated March 24, 2022, and as amended on April 20, 2022, with respect to the 2022 Annual Meeting (the "Proxy Statement").

INTELGENX TECHNOLOGIES CORP.

Date: May 11, 2022

By:	/s/ Ingrid Zerbe
Ingrid Zerbe
Corporate Secretary